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                                                                  EXHIBIT 10.13

                                 INDIVIDUAL GUARANTY

TO: FINOVA CAPITAL CORPORATION
    1060 FIRST AVENUE
    SUITE 100
    KING OF PRUSSIA, PA 19406

    1. IDENTIFICATION. This Guaranty is made by each of the undersigned, jointly and severally if more than one, in your favor, in order to induce you to enter into one or more notes, loan agreements and/or security agreements (herein, the "Agreements") with Data Net International, Inc. (herein, the "Debtor") or to otherwise extend or continue financial accommodations in favor of the debtor or to acquire obligations or indebtedness owing by the Debtor.

    2.   GUARANTY OBLIGATION.

         a. We unconditionally guarantee to you and undertake the obligations of a surety with respect to the following described obligations and liabilities of the Debtor (herein, the "Debtor's Liabilities"):

         i. the prompt payment in full of any and all now existing or hereafter arising indebtedness or obligations of the Debtor to you of every kind or nature, whether acquired by you by negotiation, assignment or otherwise, and whether direct or indirect, absolute or contingent, matured or unmatured, or otherwise, and including without limitation all advances and other loans now or at any time hereafter made by you to the Debtor under or secured by the Agreements, or otherwise. WITHOUT LIMITATION, THE FOREGOING GUARANTY SHALL EXTEND TO ANY OBLIGATIONS WHICH THE DEBTOR MAY INCUR TO YOU UNDER ANY AGREEMENT OR BY REASON OF ANY OTHER FINANCIAL ACCOMMODATION BETWEEN YOU AND THE DEBTOR MADE AFTER THE DATE HEREOF WHETHER OR NOT PRESENTLY CONTEMPLATED. WE ACKNOWLEDGE THAT IT IS OUR RESPONSIBILITY TO OBTAIN FORM TIME TO TIME DIRECTLY FROM THE DEBTOR SUCH INFORMATION AS WE MAY REQUIRE CONCERNING THE OBLIGATIONS AND INDEBTEDNESS GUARANTEED HEREBY, WHICH RESPONSIBILITY IS REASONABLE IN LIGHT OF OUR RELATIONSHIP WITH THE DEBTOR; and

         ii. the prompt, full and faithful performance and discharge by the Debtor of each and every term, condition, agreement, representation, warranty and provision on the part of the Debtor contained in any of the Agreements or in any modification, amendment or substitution thereof or in any other document or instrument evidencing or securing any obligation or indebtedness of the Debtor to you.

         b. We shall, on your demand, reimburse you for all expenses, collection charges, court costs and attorneys' fees incurred by you in endeavoring to collect Debtor's Liabilities, and to enforce, protect or defend any of your rights and remedies against us and/or the Debtor or against any other person or entity primarily or secondarily liable for the obligations and indebtedness guaranteed hereby (herein, an "Obligor"), or against or with respect to any


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property, real or personal now or hereafter granted to or obtained by you as security for Debtor's Liabilities or for our liabilities and obligations to you hereunder or for those of any Obligor (herein, "Secured Property"), together with interest thereon until reimbursed at a rate equal to five (5) percent above the rate of interest payable on the debtor's Liabilities guaranteed hereby (or the highest rate permitted by law) of the amount due by us to you.

    3.   LIABILITY ABSOLUTE; WAIVERS.

         a. We shall pay all of the foregoing amounts and perform all of the foregoing terms, covenants and conditions notwithstanding that any part or all of the Agreements or other documents or instruments evidencing the Debtor's Liabilities, or any financial accommodation for or transaction with the Debtor, shall be invalid, void, voidable or otherwise unenforceable, in whole or in part, as against the Debtor, any property of the Debtor, or any of the Debtor's creditors, including a trustee in bankruptcy of Debtor or Debtor as a debtor-in-possession, including without limitation by reason of any theory or provision of law or equity, statutory or otherwise, relating to consideration, or the lack thereof, or to any alleged fraudulent, preferential or other improper transfer or conveyance, and including further, without limitation, by reason of failure by any person, including yourself, to file any document or take nay other action to make any of your rights against the Debtor, any other Obligor or any property, pursuant to the Agreements or otherwise, enforceable in accordance with their respective terms.

         b. You shall have the right from time to time, and at any time, without notice to or consent from us, and without affecting, impairing or discharging, in wh ole or in part, our obligations to you hereunder, to enter into agreements with the Debtor or any other Obligor to modify, change or supplement, in any respect whatsoever, any evidence of indebtedness, or any agreement or transaction between you and the debtor or between you and any other Obligor, or any portion or provision of any thereof; to grant extensions of time and other indulgences of any kind to the Debtor or other Obligor; to compromise, release, substitute, exercise, enforce, or fail or refuse to exercise or enforce any claims, rights or remedies of any kind which you may have, at any time, against the Debtor or any other Obligor, or any portion thereof, or with respect to any Secured Property; and to release, substitute or surrender and to enforce, collect or liquidate any security of any kind held by you at any time, and all of the foregoing whether done negligently, willfully or otherwise.

         c. Our obligations to you shall not be affected, impaired or discharged, in whole or in part, by reason of your failure to obtain, in the first instance, rights against any person or entity, including without limitation, the Debtor, or in with respect to any property, or to protect, perfect, continue or maintain any such rights.

         d. We waive notice of acceptance hereof and all notices and demands of any kind to which we may otherwise be entitled including, without limitation, all demands of payment and notice of nonpayment, protest and dishonor, to us or to the Debtor, or to the makers or endorsers of any notes or other instruments for which we are or may be liable hereunder and further waive notice of any adverse change in the Debtor's financial condition, the value of any Secured Property, or any other fact which might materially increase our risk to you hereunder.


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         e.   We waive any right to require you to, prior to proceeding
against us hereunder; (i) proceed against Debtor and/or any other Obligor;
(ii) proceed against or exhaust any Secured Property; or (iii) pursue any other remedy which you may have.

    4.   PRIMARY NATURE OF OBLIGATIONS; NO SET-OFF.

         Our liability to you hereunder is primary, absolute, unconditional, continuing, direct and independent of the obligations of the Debtor. Nothing shall discharge or satisfy our liability hereunder except the full performance and payment of all of the Debtor's Liabilities. In the event that all of Debtor's Liabilities shall have at any time been paid and performed in full, this Guaranty and our obligations hereunder shall nevertheless remain in full force and effect and be operative with respect to Debtor's Liabilities incurred or arising at any time to times thereafter. We shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to the Debtor and/or any property of the Debtor, unless and until all of Debtor's Liabilities have been paid and performed in full. Our liability to you hereunder shall not be subject to set-off, counterclaim, crossclaim or defense arising out of or by virtue of any claim or right which we may at any time have against the Debtor or other Obligor, or which we may at any time have against you in connection with this or any other transaction with or acquired by you.

    5.   CONTINUING NATURE OF GUARANTY.

         Our obligations under this Guaranty shall be continuing. This instrument shall continue in full force and effect until our obligations to you are terminated by the actual receipt by you of written notice from us of such termination. Such termination shall be applicable only to such of Debtor's Liabilities as have their inception thereafter. Specifically, without limitation, we shall, after and notwithstanding such termination, remain obligated to you under the terms hereof for: ;(i) all of Debtor's Liabilities incurred prior to your actual receipt of such notice of termination, including interest or other finance charges at any time theretofore accrued or thereafter accruing or payable thereon, (ii) all of your costs and expenses, including attorneys' fees, at any time incurred in connection with your enforcement and collection of Debtor's Liabilities incurred prior to your actual receipt of such notice of termination, (iii) Debtor's Liabilities incurred subsequent to your actual receipt of such notice of termination pursuant to any perceived or actual commitment made on your part prior to such notice of termination, arising out of any course of dealing or other perceived or actual legal or other requirement obligating or committing you to make advances, loans or other financial accommodations giving rise to such Debtor's Liabilities, and (iv) advances at any time made by you to protect your interests under or in connection with Debtor's Liabilities incurred prior to your actual receipt of such notice or termination. We acknowledge that, upon such termination, you will have absolutely no further obligation to consider any further request for loans or other extensions of credit or financial accommodations for the Debtor.


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    6.   SECURITY FOR GUARANTY.

         All sums at any time to our credit and any of our present and future property at any time in your possession shall be deemed held by you as security for any and all of our obligations to you hereunder.

    7.   SUBORDINATION.

         Any and all present and future indebtedness and obligation of the Debtor to us are hereby agreed to be postponed in your favor. Upon written notice given by you to us, which you may give at any time whether or not the Debtor is in default to you, we will refrain form accepting any payments on account of such indebtedness tendered by the Debtor or any other Obligor
thereon, or   realized form any security therefor, and any amounts received by us in violation of the foregoing shall be held by us upon an express trust for your benefit and turned over to you upon demand. Until such notice, we will accept only such payments which are in the nature of regularly scheduled payments made pursuant to periodic reductions required by; the terms of the documents evidencing such indebtedness, and shall not accept any prepayment thereof, whether on default, on demand under any demand instrument, or otherwise. We represent to you that all such indebtedness owing to us is, and agree that it shall remain, and any future indebtedness shall be unsecured.

    8.   NO WAIVER.

         No failure, omission or deal on your part in exercising any rights hereunder or under the Agreements or with respect to Debtor's Liabilities, either against the Debtor or any other Obligor, or any Secured Property, shall operate as a waiver of such rights or shall, in any manner, prejudice your rights against us hereunder or otherwise.

    9.   CUMULATIVE REMEDIES.

         All of your rights and remedies under the Agreements, this Guaranty and under any other document or instrument evidencing or securing Debtor's Liabilities are separate and cumulative and may be pursued separately, successively or concurrently, are non-exclusive and the exercise of any one or more of them shall in no way limit or prejudice any other legal or equitable right, remedy or recourse to which you may be entitled. This Guaranty shall be deemed to be in addition to, and not in lieu of, any prior suretyship or guaranty delivered by us to you, and any surety or guaranty at any time hereafter delivered by us to you shall be deemed to be in addition to, and not in lieu of this Guaranty.

    10.  APPLICATION OF FUNDS.

         Any payment made by us hereunder, or by the Debtor or any other Obligor, and any proceeds realized by you from any Secured Property, may be applied by you to any of Debtor's Liabilities in any order which you may determine, notwithstanding any designation by us, the Debtor or other Obligor to the contrary. To the extent that the Debtor has at any time any liabilities or obligations to you for which we are not obligated to you under the terms of this


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Guaranty, any payments received by you from the Debtor or any other Obligor, or proceeds realized by you from any security, and regardless of any designation by any person or entity to the contrary, may be applied by you to such other liabilities and obligations prior to your applying any amounts to Debtor's Liabilities for which we are obligated to you hereunder.

    11.  MODIFICATIONS.

         No provision hereof shall be modified or limited, except by a written agreement expressly referring hereto and to the provision so modified or limited, and signed by us and you.

    12.  MERGER.

         This writing is intended as a final, complete and exclusive expression of our agreement with you relative to the subject matter hereof. No course of prior dealing between you and us, no usage of the trade, and no parole or extrinsic evidence of any nature, shall be used or be relevant to supplement or explain or modify any term used in this Guaranty.

    13.  SEVERABILITY.

         In case any one or more of the provisions contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

    14.  NOTICES.

         We agree that any notice or demand upon us shall be deemed to be sufficiently given or served if it is in writing and is personally served, or in lieu of personal service is mailed by first class certified mail, postage prepaid, addressed to us at the address set forth below. Any notice or demand so mailed shall be deemed received on the date of actual receipt or the first business day following mailing, whichever first occurs.

    15.  JUDGEMENT INTEREST.

         Any judgment entered against us hereunder shall, to the extent permitted by applicable law, bear interest at the highest rate applicable to the Debtor's Liabilities guaranteed hereby.

    16.  GOVERNING LAW.

    THIS INSTRUMENT SHALL FOR ALL PURPOSES BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. WE CONSENT TO THE JURISDICTION OF THE FEDERAL DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA OR ANY STATE COURT LOCATED IN PHILADELPHIA COUNTY, PENNSYLVANIA WITH RESPECT TO ANY LEGAL ACTION COMMENCED HEREUNDER. NOTHING CONTAINED HEREIN IS


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INTENDED TO PRECLUDE YOU FROM COMMENCING ANY ACTION HEREUNDER IN ANY COURT
HAVING JURISDICTION THEREOF.

    17.  WAIVER OF JURY TRIAL.

    AS AN INDEPENDENT COVENANT, WE IRREVOCABLY WAIVE JURY TRIAL AND THE RIGHT THERETO IN ANY AND ALL ACTIONS BETWEEN US, WHETHER UNDER THIS AGREEMENT OR OTHERWISE.

    18.  SUCCESSORS AND ASSIGNS.

    This Guaranty shall inure to the benefit of your successors and assigns and shall be binding on our heirs, personal representatives, successors and assigns.

    19.  GENDER; JOINT AND SEVERAL LIABILITY.

    If there be more than one person or entity signing this Guaranty, each of us will be jointly and severally obligated to you hereunder, and the terms "we", "us" or "our" as used herein shall refer to each of us jointly and severally. If less than all persons or entities who were intended to sign this Guaranty do so, the same shall nevertheless be binding upon those who do sign.

    IN WITNESS WHEREOF, we have duly executed this Guaranty this 3rd day of June 1997.

WITNESS:

 /s/                                        /s/  James Ung
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                                (Signature)

                                         /s/ James Ung
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                               (Print Name)


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                              (Home Address)


WITNESS:

 /s/                                        /s/
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                                (Signature)


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                               (Print Name)


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                              (Home Address)


WITNESS:



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                                (Signature)


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                               (Print Name)


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                               (Home Address)


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